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                                                                   EXHIBIT 10.15

                                LEASE AGREEMENT

THIS LEASE made and entered into this 27th day of July, 1999, by and between JMT, LLC hereinafter referred to as "Landlord," and Firstate Bank of Colorado hereinafter referred to as "Tenant,"

                                   WITNESSETH

WHEREAS, Tenant is desirous of leasing and hiring from Landlord certain premises in that certain retail project located at 2616 E. 120th Avenue in Thornton, Colorado, comprising three buildings collectively hereinafter referred to as the "Project", also known as parcel number 171901214016 and legally described as Yorktown Amended One, Block 1, Lot 2A and 2B.

NOW THEREFORE, it is mutually agreed by and between the parties as follows:

1. Description of Property and Term:
(a) For and in consideration of the agreement of Tenant to pay the rent and other sums herein provided for and to perform the terms, covenants and conditions on its part herein contained, the full performance and observance of which and all thereof being hereby agreed by Tenant to be conditions precedent and subsequent to the covenants on the part of Landlord, and, at the option of Landlord, to the continuance of this lease, Landlord hereby leases to Tenant, and Tenant hereby hires and takes from Landlord approximately 6,000 square feet, comprising the entire Building C, shown on the attached Exhibit "A", located in Thornton, Colorado, and more particularly designated on the floor plan attached hereto as Exhibit "B" and made a part of this lease, and hereinafter referred to as the "premises."

(b) The term of this lease shall be for a period of sixty (60) months, commencing on the day that possession is tendered to Tenant, which Landlord estimates will be August 1, 1999. Upon such tender, Tenant agrees to take possession of the premises. In the event that the premises are not ready for occupancy on or before August 1, 1999, for any reason, Landlord shall not be liable and the rent will commence when substantially completed as evidenced by a certificate of occupancy issued by the City of Thornton.

2. Rent:
(a) Tenant agrees to pay, as rent at Landlord's offices, the sum of $6,000.00 per month ($12.00/s.f.), in advance on the first day of each calendar month during the lease term, without any deduction or offset whatsoever. If the lease term commences on any day other than the first day of the calendar month, a pro rata fraction of a full month's rent shall be paid on the first day of said lease term and a corresponding pro rata fraction shall be paid for the partial month at the end of said lease term. Tenant further agrees to pay Landlord any excise, sales or privilege tax imposed or levied by any government or governmental agency upon Landlord on account et this lease or the rent paid hereunder. A late charge equal to 5% of the rent payment due hereunder shall be paid by Tenant for each rent payment more than 10 days in arrears, for each month said payment is in arrears.

(b) Contemporaneously with the execution of this lease, Tenant has deposited with Landlord the sum of $0.00 receipt of which is hereby acknowledged by Landlord, as security (but not as a trust fund) for the performance by Tenant of all the terms, covenants and conditions of this lease to be kept and performed by Tenant. Such security deposit shall be returned to Tenant, without interest, upon the termination of this lease, provided Tenant has complied with all of the terms, covenants and conditions hereof.

(c) Tenant's rent shall increase annually, commencing with the first calendar month of the subsequent year, by an amount equal to multiplying the monthly rent times the increase in the Consumer Price Index ("CPI") if the CPI increased over the previous calendar year.

3. Use of Premises:
(a) Tenant shall use the premises for General Office and for no other purpose.



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(b) Tenant shall not commit, or suffer to be committed, any nuisance or other act or thing against public policy, or which may disturb the quiet enjoyment of any other tenant of the Project. Tenant agrees not to deface or damage the Project in any manner or overload the floors of the premises.

(c) Tenant agrees not to use or permit the use of the premises or any part thereof for any purpose prohibited by law, and Tenant agrees, at its sole expense, to comply with and conform to all the requirements of all governmental authorities having jurisdiction thereof, present or future, relating in any way to the condition, use and occupancy of the premises throughout the entire term of this lease.

(d) No goods, merchandise or materials shall be kept, stored or sold by Tenant on or about the premises which are in any way hazardous, and Tenant shall not suffer or permit any acts of omission or commission to be done on or about the premises which will increase the existing rate of fire insurance. If the said insurance rate is increased by such an act, then the increased cost of such insurance on the Project shall be paid by Tenant to Landlord with the next succeeding installment of rent. Tenant, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the premises and the Project.

4. SERVICES:
(a) DEFINING OPERATING EXPENSES: The term "Operating Expenses" refers to the aggregate of all expenses, costs and disbursements of every kind and nature relating to or incurred or paid in connection with the ownership, operation and maintenance of the Project, equipment, fixtures, and facilities used in connection therewith, including, but not limited to wages and salaries of all employees directly engaged in the operation, maintenance or security of the Project, including taxes, insurance and benefits relating thereto; the cost of all labor, supplies, materials and tools used in the operation and maintenance of the Project; management fees; the cost of all accounting expenses incurred in connection with the ownership and operation of the building and Land; the cost of all utilities for the Project, including but not limited to, the cost of water and power for heating, lighting, air conditioning and ventilating; the cost of all maintenance and service agreements for the Project and equipment therein or thereon, including, but not limited to, security service, window cleaning, elevator maintenance (if any) and janitorial service; the cost of all insurance relating to the Project, including, but not limited to, the cost of casualty, and liability insurance applicable to the Project and Landlord's personal property used in connection therewith; Taxes (defined in Paragraph 5); the cost of repairs, refurbishing, restoration and general maintenance; a reasonable amortization charge on account of any capital expenditure incurred
(i) to comply with any governmental rule, regulation, law or otherwise, or (ii) to effect a reduction in the Operating Expenses of the Project; and, all other items constituting operating and maintenance costs in connection with the Project according to generally accepted accounting principles. Except as specifically provided in the immediately preceding sentence, Operating Expenses shall not include the following: (i) depreciation, (ii) leasing commissions,
iii) repairs and restorations paid for by the proceeds of any insurance policy or (iv) construction of improvements of a capital nature, (v) income and franchise taxes other than that portion, if any, of income and franchise taxes which may hereafter be assessed and paid in lieu of or as a substitute in whole or in part for Taxes.

(b) ARRANGING FOR SERVICES: Landlord will contract, arrange or be responsible for all services or liabilities of any kind and nature relating to or in connection with the ownership, operation and maintenance of the Project, equipment, fixtures, and facilities describe above in Paragraph 4(a) as Operating Expenses, except that Tenant will contract and arrange separately with utility provider for gas and electric services and shall be responsible for all services within its premises including but not limited to janitor services and ballast replacement. Landlord shall not be liable for the stoppage or interruption of any of said services or utilities caused by riots, strikes, labor disputes, accidents, necessary repairs or conditions beyond Landlord's control. Tenant agrees not to connect to or alter any utilities or equipment provided by Landlord without the consent of Landlord.

(c) PAYING FOR SERVICES: Tenant will be responsible for paying its pro rata share of all Operating Expenses (defined above) as additional rent each month excluding those services contracted for separately (as previously agreed to with Landlord). Beginning each calendar year, Tenant will pay one twelfth (1/12) of its annual pro rata share of the projected amount for Operating Expenses for the coming calendar year. At the end of the year, Landlord will reconcile the estimate to the actual Operating Expenses at the end of each year and credit or debit Tenant accordingly, which will apply to the very next rent payment due. For


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purposes of this lease, Tenant's pro rata share of these Operating Expenses shall be determined by multiplying the total Operating Expenses or estimated Operating Expenses by .3727 (6,000/16,098).

5. Taxes:
In addition to the rent payments herein above provided for Tenant shall pay, at its own cost, all lawful taxes, charges and assessments, both general and special, of every kind, as shall or may hereafter be imposed, levied or assessed upon the premises, or any part thereof, or interest therein, or any improvements that may hereafter be made upon said premises, or every kind and character, including all assessments for local or special improvements and all water rents, which may be made by any governmental authority, upon or against the premises at any time during the term of this lease; provided, that as to any assessments for a local or special improvement, the Tenant, is such election exists, may elect to pay such assessment in installments and shall not be obligated to pay any installment falling due subsequent to the term of this lease.

In no event shall the term "Taxes or Assessments" as used herein include any federal, state or local income taxes levied or assessed on Landlord, nor any inheritance, estate, successor, or transfer or gift taxes imposed upon Landlord. Tenant shall make prompt payment of all such taxes and assessments herein above agreed to be paid as and when the same become legally due and payable, and shall never suffer or permit any default in the payment thereof, which, by any then provision of any law, would warrant or allow any official or officials to proceed in any manner to enforce the collection thereof, and will, annually, before any such taxes, charges or assessments, or other levies become delinquent; and shall deliver to Landlord the official receipt of the governmental agency imposing such tax showing payment in full of all taxes, charges, or assessments, or other levies then due. If, at any time, any such tax or assessment that Tenant is obligated to pay shall become delinquent, and Tenant shall fail to pay the same, Landlord may pay same, and from the time of payment by Landlord, the sum so paid shall bear interest at the rate of eighteen percent (18%) per annum, and the amount so paid shall, at the option of the Landlord be deemed and taken as, and is hereby declared to be, so much additional rent for the above demised premises to be due and payable by the Tenant, and the same may be collected as any other rent, and, in addition thereto, whatever penalty or forfeiture is herein provided for the non payment of rent shall exist and be available to the Landlord and operate against the Tenant for nonpayment of such taxes, charges, or assessments.

The Tenant shall have the right to contest the imposition or exaction of any tax, charges, or assessments in any proceeding or court; provided, however, that if the Tenant determines to engage in such contest, it shall make suitable provision, satisfactory to Landlord, guaranteeing the payment of all taxes, costs and expenses, in the event the Tenant does not prevail; and Provided, further, that such action or proceeding shall be wholly at the expense of the Tenant.

6. No Representations:
It is mutually agreed that no representations, warranties, covenants or agreements, expressed or implied, have been made, other than as expressly set forth herein.

7. Acceptance of Premises:
No representations, except such as are contained herein, have been made to Tenant respecting the condition of the premises. By entry hereunder, Tenant accepts the premises as being free from defects and in good, clean and sanitary order, condition and repair, and agrees to keep the premises in such condition. Tenant further agrees on the last day of the term hereby created, or sooner termination of this lease, to surrender unto Landlord the premises in the same condition as when received, ordinary wear and tear excepted.

8. Destruction of Premises:
In the event of a partial or total destruction of the premises during the lease term from any cause other than by failure or neglect on the part of the Tenant to perform or observe any term, covenant or condition hereof, Landlord shall forthwith repair the same, unless Landlord shall elect to terminate this lease as hereinafter set forth. Such destruction shall in nowise annul or void this lease, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with business carried on by Tenant



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on or about said premises. In respect to any damage or destruction which
Landlord is obligated to repair or may elect to repair under the terms of the paragraph, Tenant hereby waives all rights under any law in existence during the term of this lease authorizing the termination of a lease upon the complete or partial destruction of the leased premises. In the event that the premises are partially or totally destroyed by a cause or casualty other than those covered by fire and extended coverage insurance, or in the event that the premises is destroyed by any cause or casualty to the extent of not less than thirty-three and one-third percent (33 1/3%) of the replacement cost thereof, whether the premises be damaged or not. Landlord may elect to terminate this lease by giving notice to Tenant within ninety (90) days after the occurrence of such destruction.

9. Eminent Domain
If any part of the premises shall be taken for public or quasi-public use by right of eminent domain, or transferred by agreement in connection with such public or quasi-public use, with or without any condemnation action or proceeding being instituted, this lease shall terminate as of the date title shall vest in the condemnor. All compensation or damages awarded upon such taking or transfer shall go to Landlord and Tenant shall have no claim thereto.

10. Alterations and Improvements
(a) Landlord agrees to deliver the premises to Tenant "as is" without any warranty for their suitability for Tenant's intended use, except that the roof and heat and air-conditioning system will be in good repair. Tenant shall construct and install at its sole expense any and all leasehold improvements and fixtures, subject to the terms and conditions herein contained, it being expressly understood that Landlord's sole construction obligation is to provide the shell as shown on Exhibit A. Tenant agrees not to make any alterations of or additions to the premises without the prior written consent of Landlord. Landlord hereby consents to the alterations as proposed on Exhibit B. All alterations of or additions to the premises except movable trade fixtures and equipment shall take place under the supervision of Landlord and shall become a part of the realty. Tenant shall keep the premises and the improvements thereon free and clear of all liens arising out of or claimed by reason of any work performed, material furnished or obligations incurred by or at the instance of Tenant, and indemnify and save Landlord and the premises and the Project harmless of all such liens or claims of lien and all attorney's fees and other costs and expenses incurred by reason thereof. Color and material of drapes installed by Tenant shall be subject to approval of Landlord.

(b) Anything in this lease to the contrary notwithstanding' Landlord and Tenant agree that the ownership, right to possession and control of all carpet installed in the premises, shall vest in Landlord. Tenant hereby agrees to use pads to protect the carpet under each chair and further agrees to repair, replace and maintain (except for janitorial service) the carpet in the premises.

(c) Landlord shall have the right at any time to alter repair or improve the premises and the Project, and Landlord and its representatives for that purpose may enter on and about the premises and the Project with such material as Landlord may deem necessary , and may erect scaffolding and all other necessary structures on or about the premises and the Project. Tenant waives any claim for damages including loss of business resulting therefrom. In the exercise of its rights under this sub-paragraph, Landlord shall not unreasonably interfere with the conduct of Tenant's business.

11. Liability/Insurance
(a) Tenant agrees that Landlord shall not at any time or to any extent whatsoever be liable, responsible or in anywise accountable for any loss, injury, death or damage to persons or property, from any cause or causes whatsoever, except that caused by the negligence of Landlord, its agents or employees, which at any time may be suffered or sustained by Tenant, or by any person whosoever arising out of any such loss, injury, death or damage, except that caused by the negligence of Landlord, its agents or employees, however occurring. Tenant agrees to pay for all damages done to the premises or to the Project by Tenant or any person or persons permitted on the premises by Tenant.

(b) Landlord shall maintain, during the Term of this Lease, fire and extended coverage insurance ("Insurance") insuring the Project and the premises, but excluding Tenant's goods, furniture, property or Tenant's improvements in the premises, against damage or loss from fire or other casualty normally insured


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against under the terms of standard policies of fire and extended coverage insurance. Tenant shall be responsible for providing, at Tenant's own expense, all insurance coverage necessary for Tenant's goods, furniture, Tenant's improvements or other property placed in the premises. During the term of this Lease, Tenant, at its sole cost, shall obtain and maintain with insurance companies with at least an A M Best's "B" rating, comprehensive public liability insurance insuring Tenant, Landlord and Landlord's assignees, if any, against liability for injury to persons or property occurring in or about the Premises or Project, or arising out of the ownership, maintenance, use or occupancy thereof by Tenant, its directors, officers, managers, partners, employees, agents, invitees, guests, or any parties contracting with Tenant. The liability under such insurance shall not be less than $500,000.00 for anyone person injured and/or killed and not less than $1,000,000.00 for anyone accident, and not less than $100,000.00 for personal property damage per accident. A certificate of such insurance shall be furnished to Landlord, and such policy shall provide that it may not be altered or canceled without given ten (10) days prior notice to Landlord.

12. Entry by Landlord
Landlord and its representatives shall have the right to enter the premises at all reasonable times to inspect the same, to make repairs and to maintain the Project, to post such reasonable notices as Landlord may desire to protect its rights, or, during the sixty (60) days prior to the expiration of this lease, to exhibit the premises to prospective tenants and to place upon the doors or in the windows of the premises any usual or ordinary "to let" or "to lease" signs.

13. Tenant's Fixtures
Tenant, at any time Tenant is not in default hereunder, may remove its movable trade fixtures and equipment, and upon expiration or termination of this lease, if so requested by Landlord, shall remove all fixtures and equipment installed on the premises by Tenant, whether or not such fixtures and equipment are fastened to the Project and regardless of the manner in which they are so fastened; provided, however, the Tenant shall fully repair damage of any kind or character occasioned by the removal of any such fixtures or equipment and shall leave the premises and Project in a good, clean and sanitary condition.

14. Abandonment
Tenant shall not vacate or abandon the premises at any time during the term of this lease; and, if Tenant shall vacate, abandon or surrender the premises or be dispossessed by process of law or otherwise, any personal property left on the premises shall be deemed to be abandoned at the option of Landlord.

15. Transfer of Landlord's Interest
Landlord hereby reserves the right to sell, assign or transfer this lease upon the condition that in such event this lease shall remain in full force and effect, subject to the performance by Tenant of all the terms, covenants and conditions on its part to be performed. Upon any such sale, assignment or transfer, other than merely as security, Tenant agrees to look solely to the responsibility of assignee or transferee with respect to all matters in connection with this lease and Landlord shall be released from any further obligations hereunder. If any security deposit has been made by Tenant hereunder, Landlord may transfer such security deposit to such assignee or transferee and thereupon Landlord shall be discharged from any further liability in reference thereto.

16. Assignment and Subletting
(a) Tenant shall not assign this lease, nor sublet all or any portion of the premises, nor permit the use of all or any part of the premises by persons other than Tenant, its servants and agents, without the prior written consent of Landlord, and any such assignment, sublease or permission without such consent shall be void and, at the option of Landlord, shall terminate this lease.

(b) Tenant agrees that in the event any proceedings under the Bankruptcy Act or any amendment thereto be commenced by or against Tenant, and, if against Tenant, said proceedings shall not be dismissed before either an adjudication in bankruptcy or the confirmation of a composition, arrangement or plan or reorganization, or in the event Tenant be adjudged insolvent or make an assignment for the benefit of its creditors, or if a writ of attachment or execution be levied on the leasehold estate hereby created and be not released or satisfied within fifteen (15) days thereafter, or if a receiver be appointed in any proceeding or action to which Tenant is a party with authority to take possession or control of the premises or the business


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conducted thereon by Tenant and such receiver be not discharged within a period of fifteen (15) days after his appointment, any such event shall constitute a breach of this lease by Tenant and, at the option of Landlord and without notice or entry or other action, Landlord shall terminate this lease and also all rights of Tenant under this lease and any and all persons claiming under Tenant, in and to the premises.

17. Rules and Regulations
The Landlord shall have the right from time to time to prescribe rules and regulations, which, in its judgement, may be desirable, for the use, entry, operation and management of the premises and the Project, each of which rules and regulations shall become a part of this lease. Tenant agrees to comply with such rules and regulations.

18. Signs
(a) Landlord will allow Tenant to erect a sign along 120th Avenue for the benefit of itself and six (6) other Tenants in Project. Tenant will be given the most prominent and largest name strip on said monument sign. Tenant will pay for seventy-five percent (75%) and Landlord will pay for twenty-five percent (25%) of the costs of such a sign.

(b) Tenant shall not place or permit to be placed any sign, advertisement, notice or other display on any part of the inside or outside of the premises, except of such color, size and style and in such locations as shall be designated by Landlord. Tenant, upon request of Landlord, shall immediately remove any sign, advertisement, notice or other display which Tenant has placed or permitted to be placed on any part of the inside or outside of the premises, which in the opinion of Landlord, is objectionable, offensive or not in good taste, and if Tenant shall fail to do so, Landlord may enter the premises and remove the same at the expense of Tenant.

19. Default
(a) If Tenant shall fail to pay any part of the rent herein provided or any other sum required by this lease to be paid to Landlord at the times or in the manner provided, or if default shall be made in any of the other covenants or conditions on its part agreed to be performed, besides other rights or remedies it may have, under this lease or otherwise, if such failure to pay rent or such other sum or such default shall continue for ten (10) days after written notice thereof from Landlord to Tenant, then Landlord, may either (i) terminate this lease, or (ii) re-enter the premises by summary proceedings or otherwise, remove all persons and property from the premises without liability to any person for damages sustained by reason of such removal, and re-let the premises at such rent and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. In such event, Tenant shall remain liable for the monthly rent reserved in this lease, plus the reasonable cost of obtaining possession of and re-letting the premises and of any repairs and alterations necessary to prepare them for re-letting, less the rents received from such re letting, if any. Any and all monthly deficiencies so payable by Tenant shall be paid monthly on the date herein provided for the payment of rent. No such re-entry or taking possession of the premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach. Should Landlord at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rent value of the premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

(b) All remedies herein conferred upon Landlord shall be cumulative and no one exclusive of any other remedy conferred herein or by law. If Tenant is in default, Landlord may prevent removal of property from the premises by any lawful means it deems necessary to protect its interests.

20. Attorney Fees
(a) If any person not a party to this lease shall institute an action against Tenant in which Landlord, involuntarily and without cause, shall be made a party defendant, Tenant shall indemnify and save Landlord



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harmless from all liabilities by reason thereof, including reasonable attorney fees and all costs incurred by Landlord in such action.

(b) If an action shall be brought to recover any rent under this lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants or conditions of this lease, or for the recovery of possession of the premises, the prevailing party shall be entitled to recover from the other party, as part of prevailing party's costs, a reasonable attorney's fee, the amount of which shall be fixed by the court and shall be made a part of any judgement rendered.

21. Holding Over
Should Tenant hold possession hereunder after the expiration of the lease term hereby created with the consent of Landlord, Tenant shall become a tenant on a month-to month tenancy upon all the terms, covenants and conditions herein specified.

22. Subordination
Landlord expressly reserves the right at any time to place liens and encumbrances on and against the premises and the Project, superior in lien and effect to this lease and the estate created hereby. This lease, at the option of Landlord, is and shall be subject, subordinate and inferior to the lien and estate of any liens and encumbrances, renewals, extensions or replacements thereof now or hereafter imposed by Landlord upon the premises or the Project. Tenant agrees to execute and deliver upon demand such further instrument or instruments subordinating this lease to any such liens or encumbrances as shall be desired by Landlord, and hereby irrevocably appoints Landlord its attorney in fact to execute and deliver any such instrument or instruments for or in the name of Tenant.

23. Notices
All notices, demands or other writing in this lease provided to be given, made or sent by either party hereto to the other shall be deemed to have been fully given, made or sent when made in writing and deposited in the United States mail certified or registered and postage prepaid and addressed as follows:

TO LANDLORD: TO TENANT: Firstate Bank on the leased premises
JMT, LLC COPY TO: Mr. Timothy D. Wiens,
c/o Mr. Timothy D. Wiens Firstate Bank of Colorado
11210 Huron Street 11210 Huron Street
Northglenn, Colorado 80234 Northglenn, Colorado 80234

The address to which any notice demand or other writing may be given made or sent to either party may be changed by written notice given by such party as above provided.

24. Waiver
The waiver by Landlord of any breach of any term covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed a waiver of any preceding breach by Tenant of any term, covenant or condition of this lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. None of the terms, covenants or conditions of this lease can be waived by either Landlord or Tenant except by appropriate written agreement duly executed by both of the parties hereto.

25. Construction of Lease
The language in all parts of this lease shall in all cases be construed as a whole according to its fair meaning and not strictly for nor against either Landlord or Tenant. Paragraph headings in this lease are for convenience only and are not to be construed as a part of this lease or in any way defining, limiting or amplifying the provisions hereof. Time is of the essence of this lease and of every term, covenant and condition hereof. The words "Landlord" and "Tenant", as herein used, shall include the plural as well as the singular. The neuter gender includes the masculine and feminine. In the event there is more than one Tenant, the obligations to be performed shall be joint and several. Landlord and Tenant agree that in the event any term, covenant or condition herein contained is held to be invalid or void by any court of



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competent jurisdiction, the invalidity of any such term, covenant or condition shall in no way affect any other term, covenant or condition herein contained.

26. Successors and Assigns
Subject to the provisions of paragraph 16 hereof, all the terms, covenants and conditions of this lease shall be binding upon and inure to the benefit of and shall apply to the respective heirs, executors, administrators, successors, assigns and legal representatives of Landlord and Tenant.

27. Reasonable Consent
Landlord agrees not to unreasonably withhold its approval of or consent to any act of Tenant, where such approval or consent is required by the terms of this lease.

28. Additional Provisions
A. Option to Renew
Should Tenant not be in default of any of the covenants or conditions of this lease, by giving at least six months prior written notice to Landlord, Tenant may have an option to an additional five (5) year term at the prevailing market rate for similar quality office space in Thornton, Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this instrument by proper persons hereunto duly authorized so to do the day and year first herein above written.

LANDLORD: JMT, LLC                           TENANT: Firstate Bank of Colorado


By:      //TD Wiens                          By:    // Brigitte M. Howorko
-------------------                          -----------------------------
Timothy D. Wiens                             Brigitte M. Howorko
Managing Member                              Senior Vice President